WESTCORE TRUST

Supplement dated October 27, 2016 to the Westcore Equity and Bond Funds Prospectus, dated April 29, 2016, as supplemented May 9, 2016 and August 29, 2016, and the Summary Prospectus for the Westcore MIDCO Growth Fund, dated April 29, 2016.

Denver Investments will be repositioning the Westcore MIDCO Growth Fund at the end of 2016. This decision follows the announcement that the Fund’s portfolio manager, Craig W. Juran, CFA, intends to retire from the firm.

IMPORTANT NOTICE REGARDING CHANGE IN NAME, INVESTMENT OBJECTIVE AND STRATEGY

Westcore MIDCO Growth Fund

Denver Investments (the “Adviser”), the Fund’s investment manager, has recommended, and your Fund’s Board of Trustees has approved, the following changes that will be implemented effective December 27, 2016.

The Fund’s name will be changed to the Westcore Mid-Cap Value Dividend Fund II.

The Fund’s investment objective will be changed to long-term capital appreciation by investing primarily in dividend-paying, medium-sized companies whose stocks appear to be undervalued.

The Fund’s principal investment strategies will be as follows:

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The Fund emphasizes investments in medium-sized, dividend-paying companies that the portfolio management team believes to be undervalued based upon various financial measures/ratios and rigorous company-specific research and analysis.

•	Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in medium-sized, dividend-paying companies.
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The Fund currently considers “medium-sized companies” to be those included in, or similar in size to those included in its benchmark index, the Russell Midcap® Value Index, at the time of purchase. As of the most recent “reconstitution” of the benchmark index on June 30, 2016, the benchmark capitalization range was $1.8 billion to $28.6 billion. As of September 30, 2016, the weighted average market capitalization of the benchmark index was approximately $11.8 billion Please note that these market capitalization measures will fluctuate over time.

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The team implements an investment strategy that is based on the belief that the market rewards companies over time for free cash flow rather than reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research. The team seeks to invest in companies in which the future free cash flow and return on invested capital appear to be undervalued by the market. The team constructs a diversified portfolio designed to generate alpha, or risk-adjusted excess return, relative to the Fund’s benchmark, primarily through stock selection.

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Through a combination of proprietary, sector-specific quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.

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The team researches companies in which the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. The team seeks to develop an in-depth understanding of the economics of the business and sustainability of a company’s competitive advantage by gathering information about the company’s product(s) or service(s) by talking to sources including customers, suppliers, competitors and other industry contacts.

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The goal of the team’s process is to invest in cash-generative companies at attractive valuations. The team values companies based primarily on a proprietary discounted cash flow model using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.

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With respect to portfolio structure, the team maintains exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The team maintains guidelines to monitor this variance.

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The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

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Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

The Fund’s benchmark will change to the Russell Midcap® Value Index.

The Fund will be managed by Mr. Derek R. Anguilm, CFA, and Mr. Troy Dayton, CFA, Co-Directors of Value Research, Mr. Mark M. Adelmann, CFA, CPA, Ms. Lisa Z. Ramirez, CFA, and Mr. Alex A. Ruehle, CFA.

An updated summary prospectus will be mailed to shareholders prior to the effective date of the change, and an updated statutory prospectus and statement of additional information will be available upon request.